Other Provisions	12 Months Ended
Dec. 31, 2020
Other provisions [abstract]
Other Provisions

13. Other provisions

in EUR thousands	Jan 1, 2020	Utilized	Released	Added	Translation difference	Dec 31, 2020

Outstanding invoices	393	(339)	(17)	274	0	311
Auditing costs	323	(314)	(8)	501	(1)	501
Provision for litigation costs	2,305	(672)	0	307	0	1,940
Other provisions	474	(357)	(83)	286	(30)	290
Total	3,495	(1,682)	(109)	1,368	(31)	3,042

Other provisions relate to various identifiable individual risks and uncertain obligations. The provisions classified as current are expected to result in an outflow of economic benefits within the subsequent financial year.

The companies included in the consolidated financial statements of Biofrontera AG are exposed to several anticipated or pending legal proceedings, the outcome of which either cannot be determined or cannot be predicted due to the uncertainty associated with such legal proceedings. The claims asserted against Biofrontera in connection with the patent litigation have not been recognized as liabilities, as the Executive Board continues to believe that the claims are unjustified.

Provisions were recognized in the reporting year for future litigation costs, which include the estimated costs for legal disputes with DUSA Pharmaceuticals, Inc. and the Deutsche Balaton Group in each case until a decision is reached in the next instance. We assume that the lawsuits of DUSA Pharmaceuticals, Inc. in particular are unjustified, but we cannot guarantee that we will be successful in court with them.

For the pending proceedings in the USA and Germany, there are provisions for litigation costs totaling EUR 1,940 thousand in 2020 (previous year: EUR 2,305 thousand). In the 2020 financial year, further amounts of EUR 306 thousand (previous year: EUR 1,035 thousand) were added.